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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): JANUARY 17, 2001



                          ONLINE RESOURCES CORPORATION
             (Exact name of registrant as specified in its charter)


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
       DELAWARE                          0-26123                                   52-1623052
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(State or other                          (Commission                           (IRS Employer
jurisdiction of                          File Number)                          Identification No.)
incorporation)
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                               7600 COLSHIRE DRIVE
                             MCLEAN, VIRGINIA 22102
               (Address of principal executive offices) (Zip Code)
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       Registrant's telephone number, including area code: (703) 394-5100

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ITEM 5.   OTHER EVENTS.

        On January 17, 2001, the Registrant publicly disseminated a press release unveiling a five-point initiative to accelerate its path to profitability, announcing its outlook for the fourth quarter of 2000 and for the full year 2001 and reporting its adoption of Staff Accounting Bulletin (SAB)
101. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


(c)     Exhibits.

        99.1      The Registrant's Press Release dated January 17, 2001.




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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


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
                                                   ONLINE RESOURCES CORPORATION
                                                   (Registrant)


Date: February 9, 2001                             /s/ Carl D. Blandino
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                                                   BY: CARL D. BLANDINO
                                                   CHIEF FINANCIAL OFFICER
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                                  EXHIBIT INDEX

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
Exhibit
Number                       Description
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
99.1                         The Registrant's Press Release
                             dated January 17, 2001.
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